UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  March 6, 2009

                             CHINA IVY SCHOOL, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-50240                                         98-0338263
(Commission File Number)                       (IRS Employer Identification No.)

                 1 Suhua Road, Shiji Jinrong Building Suite 801,
          Suzhou Industrial Park, Jiangsu Province, 215020, P.R. China

               (Address of Principal Executive Offices) (Zip Code)

                                86-512-6762-5632

              (Registrant's Telephone Number, Including Area Code)
                         Anlian Building, Suite #A 1501,
                        Futian District, Shenzhen, China

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2009, Su Zhou Blue Tassel School, a wholly-owned subsidiary of China Ivy School, Inc., a Nevada corporation (the "Registrant"), entered into a Purchase and Sale Agreement with Jianwei Wu, Wei Li, Surong Gong, Changgen Ma, Yongxia Tan, Junhua Tang, and Xuehui Jiang (the "Purchase Agreement") for the purchase of 90% of the outstanding shares of the capital stock of Youbang
Human Resource Company, a Chinese company, in exchange for an aggregate of 20,000,000 shares of the Registrant's common stock.

Youbang Human Resource Company provides recruitment and contract labor services to corporations in the Su Zhou region of China.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 6, 2009, Su Zhou Blue Tassel School, a wholly-owned subsidiary of the Registrant, acquired 90% of the outstanding shares of the capital stock of Youbang Human Resource Company, a Chinese company, from Jianwei Wu, Wei
Li, Surong Gong, Changgen Ma, Yongxia Tan, Junhua Tang, and Xuehui Jiang in exchange for an aggregate of 20,000,000 shares of the Registrant's common stock pursuant to the Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On March 6, 2009, the Registrant issued an aggregate of 20,000,000 shares of its common stock (the "Shares") to Jianwei Wu, Wei Li, Surong Gong, Changgen Ma, Yongxia Tan, Junhua Tang, and Xuehui Jiang in connection with the acquisition by Su Zhou Blue Tassel School, its wholly-owned subsidiary, of 90% of the outstanding shares of the capital stock of Youbang Human Resource Company, a Chinese company, pursuant to the Purchase Agreement.

The issuance and sale of the Shares was exempt from the registration requirements of the Securities Act under Rule 901 of Regulation S and Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

As a result of the acquisition of Youbang Human Resource Company, the largest shareholders of the Registrant will be the former shareholders of Youbang Human Resource Company, including Jianwei Wu, who will own 5,400,000, or approximately 23.39% of the outstanding shares of common stock, Wei Li, who will own 5,000,000, or approximately 21.66% of the outstanding shares of common stock, and Surong Gong, who will own 4,400,000, or approximately 19.06% of the outstanding shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 6, 2009, the Board of Directors of the Registrant appointed Mr. Jianwei Wu, the chief executive officer of Youbang Human Resource Company since 2006, a director.

From 1996 to 2006, Mr. Wu worked with Jiang Su Wu Zhong Economic and Technological Development Corporation as a Logistics Office director. From 1993 to 1995, he worked with Wu Zhong Economic Development Zone Materials Corporation as the manager in respect of marketing and sales activities.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      The Registrant will file audited financial statements of  Youbang
Human Resource Company within 71 days after the due date of this Current Report on Form 8-K.

(b) Pro forma financial information

      The Registrant will file pro forma financial statements which give effect to the acquisition of Youbang Human Resource Company within 71 days after the due date of this Current Report on Form 8-K.

(d) Exhibits

10.1 Purchase and Sale Agreement dated as of March 6, 2009 by and among Su Zhou Blue Tassel School and Jianwei Wu, Wei Li, Surong Gong, Changgen Ma, Yongxia Tan, Junhua Tang, and Xuehui Jiang.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2009                               CHINA IVY SCHOOL, INC.


                                                  By: /s/ Yongqi Zhu
                                                      --------------------------
                                                  Name:  Yongqi Zhu
                                                  Title: Chief Executive Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

   10.1 Purchase and Sale Agreement dated as of March 6, 2009 by and among Su Zhou Blue Tassel School and Jianwei Wu, Wei Li, Surong Gong, Changgen Ma, Yongxia Tan, Junhua Tang, and Xuehui Jiang